Exhibit 99.1

News Release

Contact

Brian Beades

212-810-5596

invrel@blackrock.com

BLACKROCK COMPLETES MERGER WITH MERRILL LYNCH INVESTMENT MANAGERS

Additions to Board of Directors Announced

New York, October 2, 2006 - BlackRock, Inc. (NYSE:BLK) announced today that it completed its merger with Merrill Lynch Investment Managers (MLIM) on Friday, September 29, 2006.

“The combination of BlackRock and MLIM creates one of the world’s premier investment management firms, with USD 1.046 trillion in combined assets under management as of June 30, 2006. Together, we have global scale and resources with a unified platform for information sharing that will enable us to help our institutional and retail clients fully realize opportunities in today’s marketplace,” commented Laurence D. Fink, BlackRock’s Chairman and Chief Executive Officer.

“I am incredibly proud of, and thankful for, the tireless effort of countless BlackRock and MLIM employees, who came together to ensure consistent focus on delivering competitive investment results and to facilitate a seamless transition for our clients. Their accomplishments over the past seven months are truly remarkable, and I have great confidence that their continuing focus and dedication will be an ongoing source of distinction.

“Of course, we remain steadfast in our focus on delivering strong investment performance and superior service to each of our clients as we continue to build a truly exceptional global franchise.”

Additions to Board of Directors

BlackRock also announced the appointment of three professionals to its Board of Directors, bringing the total size of the Board to 17, including nine independent directors. The three appointees are Sir Deryck Maughan, Managing Director of Kohlberg Kravis Roberts and Chairman of KKR Asia; Robert C. Doll, BlackRock’s Vice Chairman and Chief Investment Officer of Global Equities; and Robert S. Kapito, BlackRock’s Vice Chairman and head of Portfolio Management. In addition, Stan O’Neal, Chairman and Chief Executive Officer of Merrill Lynch; and Gregory J. Fleming, President, Global Markets & Investment Banking, Merrill Lynch, joined the Board in connection with the closing of the merger.

Mr. Fink stated, “We are very pleased to welcome all of the new members of our Board. They add tremendous depth and diversity of experience and strong global perspective that will be of great value in guiding the growth and evolution of BlackRock’s organization and business.”

Brief biographical information on each of the new directors is provided below, and additional information can be found on the “Investor Relations” section of BlackRock’s website, www.blackrock.com.

Sir Deryck Maughan. Prior to KKR, Sir Deryck served as Vice Chairman of Citigroup, Chairman and Chief Executive Officer of Salomon Brothers and Chairman and Chief Executive Officer of Salomon Brothers Asia. He also was Vice Chairman of the New York Stock Exchange from 1996- to 2000 and Chairman of the US-Japan Business Council from 2002 to 2004. Prior to joining Salomon Brothers in 1983, he worked at Goldman Sachs. He served in H.M. Treasury (UK Economics and Finance Ministry) from 1969 to 1979. He also currently serves as a Director of GlaxoSmithKline and Reuters.

Robert C. Doll. Mr. Doll joined MLIM in 1999, where he served as President and Chief Investment Officer and was the Senior Fund Manager of the Merrill Lynch Large Cap Series Funds. Prior to joining MLIM, Mr. Doll served as the Chief Investment Officer of Oppenheimer Funds, Inc.

Robert S. Kapito. Prior to founding BlackRock in 1988, Mr. Kapito was a Vice President in the Mortgage Products Group at The First Boston Corporation and, prior to that, Mr. Kapito was in the Public Finance Department of The First Boston Corporation. Previously, Mr. Kapito worked as a strategic consultant with Bain & Co.

Stan O’Neal. Mr. O’Neal has been a Director of Merrill Lynch since 2001, Chairman of the Board of Merrill Lynch since April 2003, Chief Executive Officer of Merrill Lynch since December 2002 and President since July 2001. He has held a series of increasingly responsible positions at Merrill Lynch since joining the company in 1986 as vice president of investment banking.

Gregory J. Fleming. Mr. Fleming has been Executive Vice President of Merrill Lynch since October 2003 and President of Global Markets & Investment Banking (GMI) since August 2003. Before being named to his present position, Mr. Fleming was co-head of the Global Financial Institutions Group. Mr. Fleming joined Merrill Lynch in 1992.

About BlackRock

BlackRock is one of the world’s largest publicly traded investment management firms. As of June 30, 2006, the combined pro forma assets under management of BlackRock and MLIM were USD 1.046 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, BlackRock provides risk management, investment system outsourcing and financial advisory services to a growing number of institutional investors. Headquartered in New York City, the firm has over 4,500 employees in 18 countries and a major presence in key global markets, including the U.S., Europe, Asia, Australia and the Middle East. For additional information, please visit the company’s website at www.blackrock.com.

Forward-Looking Statements

This press release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,”

“maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in BlackRock’s SEC reports and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products, including its separately managed accounts and the former Merrill Lynch Investment Managers (MLIM) business; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock, Merrill Lynch or PNC; (11) terrorist activities and international hostilities, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries, and BlackRock; (12) the ability to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates, which may adversely affect the value of advisory fees earned by BlackRock; (14) the impact of changes to tax legislation and, generally, the tax position of the Company; (15) BlackRock’s ability to successfully integrate the MLIM business with its existing business; (16) the ability of BlackRock to effectively manage the former MLIM assets along with its historical assets under management; and (17) BlackRock’s success in maintaining the distribution of its products.

BlackRock’s Annual Reports on Form 10-K and BlackRock’s subsequent reports filed with the SEC, accessible on the SEC’s website at http://www.sec.gov and on BlackRock’s website at http://www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on our website is not a part of this press release.

#   #   #